EXHIBIT 10.2

SECOND AMENDMENT TO REVOLVING CREDIT AGREEMENT

THIS SECOND AMENDMENT TO REVOLVING CREDIT AGREEMENT (this “Amendment”) is made and entered into as of May 29, 2009, by and among WESTERN REFINING, INC., a Delaware corporation (the “Borrower”), EACH LENDER SIGNATORY HERETO, and BANK OF AMERICA, N.A., as the administrative agent for the Lenders (in such capacity, the “Administrative Agent”), Swing Line Lender, L/C Issuer and a Lender.

W I T N E S S E T H:

WHEREAS, the Administrative Agent, the lenders from time to time party thereto (collectively, the “Lenders” and individually, each, a “Lender”) and the Borrower are parties to that certain Revolving Credit Agreement dated as of May 31, 2007, as amended by that certain First Amendment to Revolving Credit Agreement dated as of June 30, 2008 (the “Credit Agreement”; capitalized terms used herein but not otherwise defined herein shall have the meanings assigned to such terms in the Credit Agreement);

WHEREAS, the Borrower has requested that certain terms of the Credit Agreement be amended in the manner set forth herein;

WHEREAS, the Administrative Agent and the Required Lenders, subject to the terms and conditions contained herein, have agreed to such amendments, to be effective as of the Second Amendment Effective Date (as defined below); and

WHEREAS, the Borrower, the Administrative Agent and the Required Lenders acknowledge that the terms of this Amendment constitute an amendment and modification of, and not a novation of, the Credit Agreement.

NOW, THEREFORE, in consideration of the mutual covenants and the fulfillment of the conditions set forth herein, the parties hereby agree as follows:

1.            Definitions.  From and after the Second Amendment Effective Date, the term “Credit Agreement” or “Agreement” (as the case may be), as used herein, in the Credit Agreement and in the other Loan Documents, shall mean the Credit Agreement as hereby amended and modified, and as further amended, restated, modified, replaced or supplemented from time to time as permitted thereby.

2.            Amendments to, Additions of, and Restatements of Terms of the Credit Agreement.  Subject to the conditions hereof and upon satisfaction of the terms set forth in Section 7 hereof, the Credit Agreement is hereby amended as follows:

(a)           The first paragraph of the definition of “Consolidated EBITDA” set forth in Section 1.01 of the Credit Agreement (Defined Terms) is amended in its entirety to read as follows:

“‘Consolidated EBITDA’ means, for any period of one or more fiscal quarters, for the Borrower and its Subsidiaries on a consolidated basis, an amount equal to Consolidated Net Income for such period plus (a) the following to the extent deducted in calculating such Consolidated Net Income: (i) Consolidated Interest Charges for such period, (ii) the provision for Federal, state, local and foreign income taxes payable by the Borrower and its Subsidiaries for such period, (iii) depreciation and amortization expense, (iv) if the outstanding principal amount of Indebtedness under the Term Loan Credit Agreement is equal to or less than $800,000,000 as of the last day of such period, maintenance

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turnaround expenses incurred by the Borrower and its Subsidiaries during such period in an aggregate amount not to exceed $25,000,000, and (v) other non-recurring expenses of the Borrower and its Subsidiaries reducing such Consolidated Net Income which do not represent a cash item in such period or any future period and minus (b) the following to the extent included in calculating such Consolidated Net Income: all non-cash items increasing Consolidated Net Income for such period.”

(b)           The definition of “Restricted Payment” set forth in Section 1.01 of the Credit Agreement (Defined Terms) is amended by adding the following to the end thereof:

“For the avoidance of doubt, (x) a payment of principal of or interest on debt securities convertible into or exchangeable, in whole or in part, for shares of capital stock of (or other ownership or profit interests in) the Borrower or any Subsidiary, or (y) a payment made in cash in satisfaction of the Borrower’s or such Subsidiary’s obligations with respect to the conversion or exchange of any such securities shall not, in either case, constitute a Restricted Payment.”

(c)           Sections 2.14(a) of the Credit Agreement (Borrowing Base Redeterminations; Mandatory Prepayments of Loans) is amended by (i) replacing “85%” in subsection (D) thereof with “80%”, and (ii) deleting the last sentence thereof.

(d)           Section 2.14(b) of the Credit Agreement (Borrowing Base Redeterminations; Mandatory Prepayments of Loans) is amended by (i) replacing “80%” in the first sentence thereof with “60%”, and (ii) deleting the last sentence thereof.

(e)           Section 7.11 of the Credit Agreement (Financial Covenants) is amended by adding the following to the end thereof:

“From and after the date (the “Prepayment Date”) the outstanding principal amount of Indebtedness under the Term Loan Credit Agreement is reduced to an amount that is equal to or less than $800,000,000, the provisions of subsections (a) through (e) of this Section 7.11 shall no longer apply.  Instead, (x) if the Prepayment Date is on or before September 30, 2010, then (i) as of the last day of the fiscal quarter during which the Prepayment Date occurs and the last day of each fiscal quarter thereafter through September 30, 2010, the Borrower shall not permit the Consolidated Interest Coverage Ratio to be less than 2.00 to 1.00, or the Consolidated Leverage Ratio to be greater than 4.50 to 1.00, and (ii) as of December 31, 2010 and the last day of each fiscal quarter thereafter, the Borrower shall not permit the Consolidated Interest Coverage Ratio to be less than 2.50 to 1.00, or the Consolidated Leverage Ratio to be greater than 4.00 to 1.00, and (y) if the Prepayment Date is after September 30, 2010, then on the last day of the fiscal quarter during which the Prepayment Date occurs and the last day of each fiscal quarter thereafter, the Borrower shall not permit the Consolidated Interest Coverage Ratio to be less than 2.50 to 1.00, or the Consolidated Leverage Ratio to be greater than 4.00 to 1.00.”

(f)           Exhibit C to the Credit Agreement (Compliance Certificate) is amended by replacing Schedule 1 with the schedule set forth on Annex A attached to this Amendment and Schedule 2 with “Intentionally Deleted”.  All references to such schedules in the Credit

SECOND AMENDMENT TO REVOLVING CREDIT AGREEMENT

Agreement, Exhibit C, and the other Loan Documents shall mean such schedules as amended hereby.

3.           The Required Lenders hereby (a) consent to the amendments to the Term Loan Documents effected by the Second Amendment to the Term Loan Credit Agreement among the parties thereto dated May 29, 2009, (b) waive the provisions of Section 7.14 of the Credit Agreement (Amendments to Term Loan Documents) to the extent necessary to permit such amendments, and (c) agree that, for the avoidance of doubt, clause (i) of Section 7.14 shall not be construed to prohibit the issuance of Refinancing Indebtedness permitted under Section 7.03(b).

4.            Amendment to Intercreditor Agreement.

(a)           Amendment to Intercreditor Agreement.  The undersigned Lenders hereby authorize and instruct the Administrative Agent to (i) enter into one or more amendments to the Intercreditor Agreement to reflect that the Refinancing Indebtedness is secured on a pari passu basis with the Term Loan Indebtedness, and to make such other amendments to the Intercreditor Agreement incidental to and in connection with the foregoing as shall be satisfactory to the Administrative Agent, and (ii) take all actions and execute all documents required or deemed advisable by the Administrative Agent to effectuate the foregoing.

(b)           Acknowledgement by Lenders. Notwithstanding anything herein or in any Loan Document to the contrary, the Liens and security interests granted to the Administrative Agent pursuant to the Loan Documents and the exercise of any right or remedy by the Administrative Agent pursuant to the Loan Documents will be subject to the provisions of the Intercreditor Agreement, as amended pursuant to Section 4(a) of this Amendment.  Pursuant to the terms of the Intercreditor Agreement, in the event of any conflict between the terms of the Intercreditor Agreement and any of the Loan Documents, the provisions of the Intercreditor Agreement shall govern and control.

5.           Full Force and Effect of Agreement. Except as hereby specifically amended, modified or supplemented, the Borrower hereby acknowledges and agrees that the Credit Agreement and all of the other Loan Documents are hereby confirmed and ratified in all respects and shall remain in full force and effect according to their respective terms.  The Borrower and each of the other Loan Parties hereby confirm and agree that all Liens and other security interests now or hereafter held by the Administrative Agent for the benefit of the Lenders as security for payment of the Obligations are the legal, valid and binding obligations of the Borrower and the Loan Parties, remain in full force and effect, and are unimpaired by this Amendment.

6.           Representations and Warranties. The Borrower hereby certifies that:

(a)           prior to and after giving effect to this Amendment, the representations and warranties of the Borrower contained in Article V of the Credit Agreement, or which are contained in any Loan Document or other document furnished at any time under or in connection with the Credit Agreement, that are qualified by materiality are true and correct on and as of the date hereof, and each of the representations and warranties of the Borrower contained in Article V of the Credit Agreement, or which are contained in any Loan Document or other document furnished at any time under or in connection with the Credit Agreement, that are not qualified by materiality are true and correct in all material respects on and as of the date hereof, except, in each case, to the extent that such representations and warranties specifically refer to an earlier

SECOND AMENDMENT TO REVOLVING CREDIT AGREEMENT

date, in which case they are true and correct, or true and correct in all material respects, as the case may be, as of such earlier date;

(b)           the Persons appearing as Guarantors on the signature pages to this Amendment constitute all Persons who are required to be Guarantors pursuant to the terms of the Credit Agreement and the other Loan Documents, including without limitation all Persons who were required to become Guarantors after the Closing Date, and each of such Persons has become and remains a party to a Guaranty as a Guarantor;

(c)           this Amendment has been duly authorized, executed and delivered by the Borrower and each Guarantor party hereto and constitutes a legal, valid and binding obligation of such parties, except as may be limited by general principles of equity, by concepts of reasonableness or by the effect of any applicable bankruptcy, insolvency, reorganization, moratorium or similar law affecting creditors’ rights generally; and

(d)           prior to and after giving effect to this Amendment, no Default or Event of Default exists.

7.           Conditions to Effectiveness. This Amendment shall be effective on the date (the “Second Amendment Effective Date”) upon which the following conditions precedent have been satisfied:

(a)           the Administrative Agent shall have received counterparts of this Amendment executed by the Borrower, the Guarantors and the Required Lenders;

(b)           the Administrative Agent shall have received (i) evidence that the L/C Credit Agreement has been terminated, and (ii) a certificate of a Responsible Officer of the Borrower certifying that there are no outstanding letters of credit under the L/C Credit Agreement and the Borrower has repaid all amounts owing under such agreement; and

(c)           the Borrower shall have paid (i) all fees then due and payable to Banc of America Securities LLC, for its own account, (ii) a fee to Administrative Agent, for the benefit of each Lender executing this Amendment by 5:00 p.m. on Friday, May 29, 2009, in the amount of twenty-five basis points (0.25%) times each such Lender’s Commitment, and (iii) fees and expenses required to be reimbursed or paid by the Borrower pursuant to the Loan Documents, including the fees and expenses of counsel to the Administrative Agent, in each case to the extent invoiced to the Borrower at least one Business Day prior to the Second Amendment Effective Date.

8.           Counterparts. This Amendment may be executed in one or more counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.   Delivery of an executed counterpart of this Agreement by telecopy or in electronic form shall be effective as the delivery of a manually executed counterpart.

9.           Governing Law.  This Amendment shall in all respects be governed by, and construed in accordance with, the laws of the State of New York.

10.           Enforceability. Should any one or more of the provisions of this Amendment be determined to be illegal or unenforceable as to one or more of the parties hereto, all other provisions nevertheless shall remain effective and binding on the parties hereto.

SECOND AMENDMENT TO REVOLVING CREDIT AGREEMENT

11.           No Novation. This Amendment is given as an amendment and modification of, and not as a payment of, the Obligations of the Borrower and the other Loan Parties and is not intended to constitute a novation of the Credit Agreement. All of the indebtedness, liabilities and obligations owing by the Borrower and each other Loan Party under the Credit Agreement and the other Loan Documents shall continue.

12.           Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of each of the Borrower, the Lenders and the Administrative Agent and their respective successors, assigns and legal representatives; provided, however, that the Borrower, without the prior consent of the Administrative Agent, may not assign any rights, powers, duties or obligations hereunder.

 [Remainder of Page Intentionally Left Blank. Signature Pages Follow.]

SECOND AMENDMENT TO REVOLVING CREDIT AGREEMENT

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their duly authorized officers, all as of the day and year first above written.

BORROWER:

WESTERN REFINING, INC., a Delaware corporation

By:	/s/ Gary Dalke
Name:	Gary Dalke
Title:	Chief Financial Officer

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BANK OF AMERICA, N.A., as Administrative Agent

By:	/s/ Ronald E. McKaig
Ronald E. McKaig
Senior Vice President

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SECOND AMENDMENT TO REVOLVING CREDIT AGREEMENT

BANK OF AMERICA, N.A., as L/C Issuer, Swing Line Lender, and a Lender

By:	/s/ Ronald E. McKaig
Ronald E. McKaig
Senior Vice President

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ABN AMRO BANK N.V., as a Lender

By:	/s/ Jim Moyes
Name:	Jim Moyes
Title:	Managing Director

By:	/s/ Todd Vaubel
Name:	Todd Vaubel
Title:	Vice President

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BNP PARIBAS as a Lender

By:	/s/ Larry Robinson
Name:	Larry Robinson
Title:	Director

By:	/s/ Courtney Kubesch
Name:	Courtney Kubesch
Title:	Vice President

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THE BANK OF NOVA SCOTIA, as a Lender

By:	/s/ Andrew Ostrov
Name:	Andrew Ostrov
Title:	Director

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CAPITAL ONE NATIONAL ASSOCIATION, as a Lender

By:	/s/ Paul D. Hein
Name:	Paul D. Hein
Title:	Vice President

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COMERICA BANK, as a Lender

By:	/s/ De Von Lang
Name:	De Von Lang
Title:	Corporate Banking Officer

By:
Name:
Title:

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COMMERZBANK AG, NEW YORK & GRAND CAYMAN BRANCHES, as a Lender

By:	/s/ Mary Harold
Name:	Mary Harold
Title:	SVP

By:	/s/ John Carlos
Name:	John Carlos
Title:	VP

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COMPASS BANK, as a Lender

By:	/s/ Payton Swope
Name:	Payton Swope
Title:	Vice President

By:
Name:
Title:

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FORTIS CAPITAL CORP., as a Lender

By:	/s/ Casey Lowary
Name:	Casey Lowary
Title:	Director

By:	/s/ Darrell Holley
Name:	Darrell Holley
Title:	Managing Director

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GUARANTY BANK, as a Lender

By:	/s/ Kelly L. Elmore III
Name:	Kelly L. Elmore III
Title:	Senior Vice President

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MIZUHO CORPORATE BANK, LTD., as a Lender

By:	/s/ Leon Mo
Name:	Leon Mo
Title:	Senior Vice President

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NATIXIS, as a Lender

By:	/s/ Louis P. Laville, III
Louis P. Laville, III
Managing Director

By:	/s/ Daniel Payer
Daniel Payer
Director

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RAYMOND JAMES BANK, FSB, as a Lender

By:	/s/ Garrett McKinnon
Name:	Garrett McKinnon
Title:	Senior Vice President

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THE ROYAL BANK OF SCOTLAND plc, as a Lender

By:	/s/ Brian D. Williams
Name:	Brian D. Williams
Title:	Vice President

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RZB FINANCE LLC, as a Lender

By:	/s/ Shirley Ritch
Name:	Shirley Ritch
Title:	Vice President

By:	/s/ John A. Valiska
Name:	John A. Valiska
Title:	First Vice President

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U.S. BANK NATIONAL ASSOCIATION, as a Lender

By:	/s/ Daniel K. Hansen
Name:	Daniel K. Hansen
Title:	Vice President

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UBS AG, LOAN FINANCE LLC, as a Lender

By:	/s/ Mary E. Evans
Name:	Mary E. Evans
Title:	Associate Director

By:	/s/ Irja R. Otsa
Name:	Irja R. Otsa
Title:	Associate Director

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UNITED OVERSEAS BANK LTD., NEW YORK AGENCY, as a Lender

By:	/s/ George Lim
Name:	George Lim
Title:	SVP & GM

By:	/s/ Mario Sheng
Name:	Mario Sheng
Title:	AVP

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WACHOVIA BANK, N.A., as a Lender

By:	/s/ Thomas P. Floyd
Name:	Thomas P. Floyd
Title:	Vice President

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WELLS FARGO BANK, NATIONAL ASSOCIATION, as a Lender

By:	/s/ Danny Oliver
Name:	Danny Oliver
Title:	Vice President

By:
Name:
Title:

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REAFFIRMATION OF GUARANTORS

By signing below, each Guarantor (a) acknowledges, consents and agrees to the execution, delivery and performance by the Borrower of this Amendment, (b) acknowledges and agrees that its obligations in respect of the Guaranty and other Loan Documents to which it is a party are not released, diminished, waived, modified, impaired or affected in any manner by this Amendment or any of the provisions contemplated herein, (c) ratifies and confirms its obligations under such Guaranty and other Loan Documents,  and (d) acknowledges that prior to and after giving effect to this Amendment, the representations and warranties of such Guarantor in its Guaranty, or which are contained in any Loan Document or other document to which it is a party furnished at any time under or in connection with its Guaranty and the Credit Agreement, that are qualified by materiality are true and correct on and as of the date hereof, and each of the representations and warranties of such Guarantor in its Guaranty, or which are contained in any Loan Document or other document to which it is a party furnished at any time under or in connection with its Guaranty and the Credit Agreement, that are not qualified by materiality are true and correct in all material respects on and as of the date hereof, except, in each case, to the extent that such representations and warranties specifically refer to an earlier date, in which case they are true and correct, or true and correct in all material respects, as the case may be, as of such earlier date.

GUARANTORS: WESTERN REFINING COMPANY, L.P., a Delaware limited partnership

WESTERN REFINING GP, LLC, a Delaware limited liability company, its General Partner

By:	/s/ Gary Dalke
Name:	Gary Dalke
Title:	Chief Financial Officer

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ASCARATE GROUP, LLC, a Delaware limited liability company By: WESTERN REFINING COMPANY, L.P., a Delaware limited partnership, its sole Member

By: WESTERN REFINING GP, LLC, a Delaware limited liability company, its General Partner

By:	/s/ Gary Dalke
Name:	Gary Dalke
Title:	Chief Financial Officer

WESTERN REFINING GP, LLC, a Delaware limited liability company

By:	/s/ Gary Dalke
Name:	Gary Dalke
Title:	Chief Financial Officer

WESTERN REFINING LP, LLC, a Delaware limited liability company

By:	/s/ Joan L. Yori
Name:	Joan L. Yori
Title:	President

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CINIZA PRODUCTION COMPANY,
a New Mexico corporation
DIAL OIL CO., a New Mexico corporation
EMPIRE OIL CO., a California corporation
GIANT INDUSTRIES, INC., a Delaware corporation
WESTERN REFINING SOUTHWEST, INC.,
an Arizona corporation
GIANT FOUR CORNERS, INC.,
an Arizona corporation
WESTERN REFINING TERMINALS, INC.,
an Arizona corporation
WESTERN REFINING PIPELINE COMPANY,
a New Mexico corporation
GIANT STOP-N-GO OF NEW MEXICO, INC.,
a New Mexico corporation
WESTERN REFINING YORKTOWN, INC.,
a Delaware corporation
WESTERN REFINING WHOLESALE, INC.,
an Arizona corporation
SAN JUAN REFINING COMPANY,
a New Mexico corporation

By:	/s/ Gary Dalke
Name:	Gary Dalke
Title:	Chief Financial Officer

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